                                                                   January 5, 2006

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Dear Sirs:

       We have been furnished a copy of Item 4 of Form 8-K to be filed by our former client, Gateway Tax Credit Fund III Ltd., for the event that occurred on January 3, 2006. We agree with the statements contained in Item 4 insofar as they relate to our firm.

                                                                   Very truly yours,

                                                                   Spence, Marston, Bunch, Morris & Co.
                                                                   Certified Public Accountants